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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                                Toys "R" Us, Inc.
             (Exact name of registrant as specified in its charter)


                Delaware                                      22-3260693
(State of incorporation or organization)                   (I.R.S. employer
                                                         identification number)

              461 From Road
           Paramus, New Jersey                                  07652
(Address of principal executive offices)                      (Zip Code)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the follow box. [X]


If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the follow box. [ ]


Securities Act registration statement file number to which this form relates: n/a


Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class to be so           Name of each exchange on which
              registered                    each class is to be registered
     ----------------------------           -------------------------------
         Equity Security Units                 New York Stock Exchange


     Securities to be registered pursuant to Section 12(g) of the
     Act:  None (Title of Class)




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Item 1.  Description of Registrant's Securities to be Registered.

         The description of the Equity Security Units (the "Units") of Toys "R" Us, Inc., a Delaware corporation (the "Registrant"), registered hereby is contained under the heading "Description of Equity Security Units" in the prospectus forming a part of the Registrant's Registration Statement on Form S-3 (File No. 333-84254) filed with the Securities and Exchange Commission (the "Commission") on March 13, 2002, as amended by amendments thereto filed on April 22, 2002, May 13, 2002 and May 20, 2002, as declared effective by the Commission on May 21, 2002 and is hereby incorporated herein by reference.

         The Registrant has filed an application to list the Units on The New York Stock Exchange, Inc. (the "NYSE"). As of the date this registration statement is filed with the Commission, the NYSE has approved the Equity Security Units for listing, subject to notice of official issuance. This Registration on Form 8-A is being filed to list the Units on the NYSE.

Item 2.  Exhibits.

         See Exhibit Index.



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-A Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              TOYS "R" US, INC.


                              /s/ Christopher K. Kay
                              -----------------------------------------------
                              By: Christopher K. Kay
                                  Executive Vice President - Operations,
                                  General Counsel and Secretary


Dated: May 21, 2002

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                                  EXHIBIT INDEX

  Exhibit
    No.                                Description
  -------                              -----------

    1.1 Underwriting Agreement (filed as exhibit 1.1 to the Registrant's Registration Statement on Form S-3 (File No. 332-84258) and incorporated herein by reference).

    4.1 Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 of Form 8-B filed on January 3, 1996 and incorporated herein by reference).

    4.2          Amended and Restated By-Laws of the Registrant (filed as
                 Exhibit 3.2 to the Registrant's Form 8-B filed on January 3, 1996 and incorporated herein by reference). An amendment dated March 11, 1997 to Amended and Restated Bylaws of the Registrant (filed as Exhibit 3B to the Registrant's Annual Report on Form 10-K for the year ended February 1, 1997 and incorporated herein by reference).

    4.3 Form of Common Stock Certificate (filed as exhibit 4.3 to the Registrant's registration statement on Form S-3 (File No. 332-84258) and incorporated herein by reference).

    4.4 Amended and Restated Rights Agreement, dated as of April 16, 1999, by and between the Registrant and American Stock Transfer & Trust Company (filed as Exhibit 1 to the Registrant's Current Report on Form 8-K dated on April 16, 1999 and incorporated herein by reference). The Rights Agreement includes the form of Rights Certificate (as Exhibit A thereto) and the Summary of Rights to Purchase Common Stock (as Exhibit B thereto).

    4.5          Form of Rights (included in Exhibit 4.4).

    4.6 Form of Indenture dated as of January 1, 1987 between the Registrant and United Jersey Bank, as trustee, pursuant to which securities in one or more series in an unlimited amount may be issued by the Registrant (filed as Exhibit 4(a) to the Registrant's Registration Statement on Form S-3 (File No. 33-11461) filed on January 22, 1987 and incorporated herein by reference).

    4.7 Form of Indenture between the Registrant and United Jersey Bank, as trustee, pursuant to which securities in one or more series up to $300,000,000 in principal amount may be issued by the Registrant (filed as Exhibit 4 to the Registrant's Registration Statement on Form S-3 (File No. 33-42237) filed on August 31, 1991 and incorporated herein by reference).

    4.8          Form of Registrant's 8 3/4% Debentures due 2021 (filed as
                 Exhibit 4 to the Registrant's Current Report of Form 8-K dated August 29, 1991 and incorporated herein by reference).

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  Exhibit
    No.                                Description
  -------                              -----------

    4.9 Indenture, dated July 24, 2001, between the Registrant and The Bank of New York, as trustee (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-4 (File No. 333-73800) filed on November 20, 2001 and incorporated herein by reference).

    4.10 Form of Registrant's 6.875% Notes due 2006 and form of Registrant's 7.25% Notes due 2011 (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-4 (File No. 333-73800) filed on November 20, 2001 and incorporated herein by reference).

    4.11 Form of Purchase Contract Agreement to be entered into between the Registrant and The Bank of New York, as purchase contract agent (filed as Exhibit 4.11 to the Registrant's Registration Statement on Form S-3 (File No. 333-84254) and incorporated herein by reference).

    4.12         Form of Registrant's Equity Security Units (filed as Exhibit
                 4.12 to the Registrant's Registration Statement on Form S-3 (File No. 333-84254) and incorporated herein by reference).

    4.13 Form of Indenture to be entered into between the Registrant and The Bank of New York, as trustee (filed as Exhibit 4.13 to the Registrant's Registration Statement on Form S-3 (File No. 333-84254) and incorporated herein by reference).

    4.14 Form of First Supplemental Indenture to be entered into between the Registrant and The Bank of New York, as trustee (filed as Exhibit 4.14 to the Registrant's Registration Statement on Form S-3 (File No. 333-84254) and incorporated herein by reference).

    4.15 Form of Registrant's Senior Note (filed as Exhibit 4.15 to the Registrant's Registration Statement on Form S-3 (File No. 333-84254) and incorporated herein by reference).

    4.16 Form of Pledge Agreement to be entered into among the Registrant, JP Morgan Chase Bank, as collateral agent and securities intermediary and The Bank of New York, as purchase contract agent (filed as Exhibit 4.16 to the Registrant's Registration Statement on Form S-3 (File No. 333-84254) and incorporated herein by reference).

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  Exhibit
    No.                                Description
  -------                              -----------

    4.17 Five-Year Credit Agreement, dated as of September 19, 2001, among Toys "R" Us,. Inc., the Lenders Party thereto, The Bank of New York, as Administrative Agent, Citibank, N.A., and J.P. Morgan Chase, as Co-Syndication Agents, and Credit Suisse First Boston, First Union National Bank, The Dai-Ichi Kangyo Bank, Ltd. And Societe General, as Co-Documentation Agents, and BNY Capital Markets, Inc., as Lead Arranger and Book Manager (filed as Exhibit 4.17 to the Registrant's Registration Statement on Form S-3 (File No. 333-84254) and incorporated herein by reference).

    4.18 364-Day Credit Agreement, dated as of September 19, 2001, among Toys "R" Us, Inc., the Lenders Party thereto, The Bank of New York, as Administrative Agent , Citibank, N.A., and J.P. Morgan Chase, as Co-Syndication Agents, and Credit Suisse First Boston, First Union National Bank, The Dai-Ichi Kangyo Bank, Ltd. and Societe General, as Co-Documentation Agents, and BNY Capital Markets, Inc., as Lead Arranger and Book Manager (filed as Exhibit 4.18 to the Registrant's Registration Statement on Form S-3 (File No. 333-84254) and incorporated herein by reference).

    5.1          Opinion and consent of Simpson Thacher & Bartlett (filed as
                 Exhibit 5.1 to the Registrant's Pre-Effective amendment no. 3 to the Registration Statement on Form S-3 (File No. 333-84254) and incorporated herein by reference).

    8.1          Tax opinion and consent of Simpson Thacher & Bartlett (filed as
                 Exhibit 8.1 to the Registrant's Pre-Effective amendment no. 3 to the Registration Statement on Form S-3 (File No. 333-84254) and incorporated herein by reference).

   12.1 Computation in support of ratio earnings to fixed charges (filed as Exhibit 12.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-84254) and incorporated herein by reference).

   23.1 Consent of Simpson Thacher & Bartlett (included in Exhibit 5.1) (filed as Exhibit 23.1 to the Registrant's Pre-Effective amendment no. 3 to the Registration Statement on Form S-3 (File No. 333-84254) and incorporated herein by reference).

   23.2 Consent of Simpson Thacher & Bartlett (included in Exhibit 8.1) (filed as Exhibit 23.2 to the Registrant's Pre-Effective amendment no. 3 to the Registration Statement on Form S-3 (File No. 333-84254) and incorporated herein by reference).

   23.3 Consent of Ernst & Young LLP (filed as Exhibit 23.3 to the Registrant's Registration Statement on Form S-3 (File No. 333-84254) and incorporated herein by reference).

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  Exhibit
    No.                                Description
  -------                              -----------

   24.1 Powers of attorney (filed as exhibit 24.1 to the Registrant's Registration Statement on Form S-3 (File No. 332-84258) and incorporated herein by reference).

   25.1 Statement of Eligibility of The Bank of New York, as trustee, on Form T-1 (filed as exhibit 25.1 to the Registrant's Registration Statement on Form S-3 (File No. 332-84258) and incorporated herein by reference).




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